Exhibit 10.2

EXECUTION COPY

SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) is entered into as of June 26, 2008 (the “Amendment Effective Date”), by and among KRATOS DEFENSE AND SECURITY SOLUTIONS, INC., a Delaware corporation (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”) and the Lenders party hereto.

RECITALS

WHEREAS, reference is made to that certain Second Lien Credit Agreement, dated as of December 31, 2007 (as amended from time to time, the “Credit Agreement”; capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement), among Borrower, KeyBank National Association, as administrative agent and issuing lender thereunder, and the lenders party thereto;

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to allow for certain additional add-backs to Consolidated EBITDA (as included in the Borrower’s computation of the Maximum First Lien Leverage Ratio, Maximum Total Leverage Ratio, the Minimum Fixed Charge Coverage Ratio and Minimum Consolidated EBITDA covenants set forth in Sections 7.12(a), (b), (d) and (e));

WHEREAS, Borrower has further requested that the Lenders approve the Unsecured Subordinated Convertible Notes issued by SYS, which will be a Subsidiary of the Borrower upon the consummation of the Acquisition of SYS by the Borrower, in the face amount of $3,125,000 (collectively the “Subordinated Notes”) as Subordinated Debt for purposes of Section 7.1(f) of the Credit Agreement;

WHEREAS, subject to the terms and conditions hereof, the Administrative Agent and the Lenders have agreed to make such requested amendments to the Credit Agreement and approve such Subordinated Notes;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.                                Section References.  Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

Section 2.                                Amendments to Section 1.1 of the Credit Agreement.

(a)                      Section 1.1 of the Credit Agreement is hereby amended by adding the following clause (l) to the definition of “Consolidated EBITDA”, immediately after existing clause (k) thereof:

“(l)                               amounts representing actual transaction costs incurred by the target in any Permitted Acquisition consummated by the Borrower in which 100% of the purchase price in connection therewith (as set forth in the definitive purchase agreement with respect thereto and if not specified therein, then based on a valuation acceptable to the Lenders) is paid in Equity Securities of the Company, provided that such amounts (i) shall be limited to transaction costs paid in cash and incurred directly in connection with such Permitted Acquisition and prior to the consummation of such Permitted Acquisition and (ii) shall not exceed, with respect to each such Permitted Acquisition, an aggregate amount equal to 5.0% of the purchase price in connection therewith (as set forth in the definitive purchase agreement with respect thereto and if not specified therein, then based on a valuation acceptable to the Lenders);”

Section 3.                                Approval of the Subordinated Notes.  The Lenders hereby approve the Subordinated Notes as Subordinated Debt for purposes of compliance with Section 7.1(f) of the Credit Agreement; provided, however, that such approval is expressly conditioned on receipt of a duly executed Subordination Agreement in the form attached hereto as Exhibit A from holders of Subordinated Notes representing no less than 95% of the aggregate principal amount of all Subordinated Notes within ten (10) days from the closing of the Acquisition of SYS by the Borrower; provided further that the Borrower shall use its best efforts to obtain a duly executed Subordination Agreement in the form attached hereto as Exhibit A from all remaining holders as soon as possible.

Section 4.                                Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a)                      The Lenders shall have received all of the following, in form and substance satisfactory to the Lenders:

(i)     Amendment.  This Amendment, duly executed and delivered by each Credit Party, the Administrative Agent, the Lenders and the First Lien Administrative Agent;

(ii)     First Lien Amendment.  A copy of the Second Amendment to First Lien Credit Agreement, in the form attached hereto as Exhibit B, duly executed and delivered by each Credit Party, the First Lien Administrative Agent, the Lenders and the Administrative Agent (the “First Lien Amendment”);

(iii)   Expenses.  The expenses and other amounts payable on the Amendment Effective Date referred to in Section 8 hereof, including, but not limited to, reimbursement or payment of all out-of-pocket expenses (including the reasonable legal fees and expenses of Schiff Hardin LLP, counsel to the Administrative Agent and the Lenders) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document; and

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(iv)   Additional Information.  Such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b)                     Representations and Warranties.  On the Amendment Effective Date, the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(c)                      Completion of Proceedings.  All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

(d)                     No Default.  On the Amendment Effective Date after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

Section 5.                                Representations and Warranties; Reaffirmation of Grant.  Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date and after giving effect to this Amendment, (a) all representations and warranties of the Credit Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legally valid, binding obligations of the Credit Parties, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and (d) each of the Security Documents to which such Credit Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Security Documents.  Each Credit Party that is a party to the Pledge and Security Agreement or any of the other Security Documents hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Pledge and Security Agreement), as collateral security for the prompt and complete payment and performance when due of the Obligations.

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Section 6.                                Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.  If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement.

Section 7.                                Reference to Agreement.  Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document under the Credit Agreement.

Section 8.                                Costs and Expenses of the Lenders.  Company shall pay on demand all reasonable costs and expenses of the Administrative Agent and the Lenders (including the reasonable fees, costs and expenses of counsel to the Administrative Agent and/or the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment.

Section 9.                                Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 10.                          Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11.                          Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies any Lender may have under, or compliance by the Borrower with any term or provision of, the Credit Agreement or any other Loan Document or applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

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Section 12.                          Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section.  Each of the Guarantors hereby further acknowledges that Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guaranty.

Section 13.                          Certain Waivers.  Each of the Credit Parties hereby agrees that neither Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against Administrative Agent and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the amendments and waivers contained in this Amendment and any discussions or actions taken or not taken by Administrative Agent or the Lenders on or before the Amendment Effective Date or the discussions conducted in connection therewith, or any course of action taken by Administrative Agent or any Lender in response thereto or arising therefrom.  This section shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KRATOS DEFENSE AND SECURITY
SOLUTIONS, INC.

By:
Name:
Title:

GUARANTORS

MADISON RESEARCH
CORPORATION, an Alabama corporation

By:
Name:	D. Robin Mickle
Title:	President

KRATOS COMMERCIAL
SOLUTIONS, INC. (f/k/a SecurePlanet,
Inc.), a Delaware corporation

By:
Name:	Chris Caulson
Title:	Vice President, Finance

WFI NMC CORP., a Delaware corporation

By:
Name:	Chris Caulson
Title:	Vice President, Finance

KRATOS TEXAS, INC. (f/k/a WFI
Texas, Inc.), a Texas corporation

By:
Name:	Chris Caulson
Title:	Vice President, Finance

Second Amendment to First Lien Credit Agreement Signature Page

KRATOS SOUTHEAST, INC. (f/k/a WFI
Georgia Inc.), a Georgia corporation

By:
Name:	Chris Caulson
Title:	Vice President, Finance

KRATOS MID-ATLANTIC, INC. (f/k/a
WFI Delaware Inc.), a Delaware
corporation

By:
Name:	Chris Caulson
Title:	Vice President, Finance

KRATOS GOVERNMENT
SOLUTIONS, INC. (f/k/a WFI
Government Services, Inc.), a Delaware
corporation

By:
Name:	D. Robin Mickle
Title:	President

DEFENSE SYSTEMS,
INCORPORATED, a Virginia corporation

By:
Name:	D. Robin Mickle
Title:	President

JMA ASSOCIATES, INC., a Delaware
corporation

By:
Name:	D. Robin Mickle
Title:	President

Second Amendment to First Lien Credit Agreement Signature Page

HAVERSTICK CONSULTING, INC., an Indiana corporation

By:
Name:	Deanna Lund
Title:	Senior Vice President & CFO

HGS HOLDINGS, INC., an Indiana corporation

By:
Name:	Deanna Lund
Title:	Senior Vice President & CFO

HAVERSTICK GOVERNMENT SOLUTIONS, INC., an Ohio corporation

By:
Name:	Deanna Lund
Title:	Senior Vice President & CFO

DTI ASSOCIATES, INC., a Virginia corporation

By:
Name:	Deanna Lund
Title:	Senior Vice President & CFO

ROCKET SUPPORT SERVICES, LLC, an Indiana limited liability company

By: HGS Holdings, Inc., its sole member and sole manager

By:
Name:	Deanna Lund
Title:	Senior Vice President & CFO

Second Amendment to First Lien Credit Agreement Signature Page

KRATOS SOUTHWEST L.P. (f/k/a WFI Southwest L.P.), a Texas limited partnership

By: Kratos Texas, Inc., a Texas corporation, its General Partner

By:
Name:	Chris Caulson
Title:	Vice President, Finance

Second Amendment to First Lien Credit Agreement Signature Page

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Second Amendment to First Lien Credit Agreement Signature Page

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

Second Amendment to First Lien Credit Agreement Signature Page

EXHIBIT A

FORM OF SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”), dated as of                     , 2008, is made by the Holder referred to below in favor of the Secured Parties referred to below, in connection with the Note referred to below.

WHEREAS, reference is made to (i) that certain Unsecured Subordinated Convertible Note (the “Note”), dated as of                     , by SYS, a California corporation (“Company”) in favor of                      (“Holder”), in the face amount of $                    , (ii) that certain First Lien Credit Agreement (the “First Lien Credit Agreement”), dated as of December 31, 2007, by and among Kratos Defense and Security Solutions, Inc., a Delaware corporation (“Kratos”), the Lenders party thereto and KeyBank National Association, as Administrative Agent (in such capacity, the “First Lien Agent” and, together with the Lenders, the “First Lien Secured Parties”) and (iii) that certain Second Lien Credit Agreement (the “Second Lien Credit Agreement” and, together with the First Lien Credit Agreement, the “Credit Agreements”), dated as of December 31, 2007, by and among Kratos, the Lenders party thereto and KeyBank National Association, as Administrative Agent (in such capacity, the “Second Lien Agent” and, together with the Lenders, the “Second Lien Secured Parties”).  Except as otherwise noted below, capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the First Lien Credit Agreement.

WHEREAS, pursuant to that certain Agreement and Plan of Merger and Reorganization], dated as of February 20, 2008, Company is a wholly owned subsidiary of Kratos.

WHEREAS, pursuant to Section 6.12 of each Credit Agreement, Company is required, within 45 days from the date hereof, to become a Guarantor under and as defined in each Credit Agreement.

WHEREAS, Holder is or may become financially interested in Company or its affiliates and desires to aid Company and its affiliates, including Kratos, in obtaining or having continued financial accommodations, whether by way of loan, commitment to loan, extensions of credit or other financial aid.

NOW, THEREFORE, in order to induce the Lenders under each Credit Agreement to extend or to continue to extend financial accommodations to the Kratos from time to time, Holder hereby agrees as follows:

1.                                       Anything in the Note to the contrary notwithstanding, the indebtedness evidenced by the Note (the “Subordinated Indebtedness”) shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations (as defined in the First Lien Credit Agreement or the Second Lien Credit Agreement, as applicable) of Company under each Credit Agreement or any other Loan Document (as defined in the applicable Credit Agreement), including Company’s Guaranty Obligations (as defined in each Credit Agreement) under the Multi-Party Guarantee (as defined in each Credit Agreement)(such Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any bankruptcy or insolvency proceedings, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as the “Senior Indebtedness”):

(a)                                  If any Event of Default (as defined in the applicable Credit Agreement) under either Credit Agreement has occurred and for so long as such Event of Default is continuing, (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before Holder is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of the Subordinated Indebtedness; (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution to which Holder would otherwise be entitled shall be made to the holders of Senior Indebtedness; and (z) Holder shall not exercise any remedies with respect to the collection of the Subordinated Indebtedness against Company or any property or assets of Company.

(b)                                 If any payment or distribution of any character, whether in cash, securities or other property, in respect of the Subordinated Indebtedness shall (despite these subordination provisions) be received by Holder in violation of clause (a) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash.

2.                                       To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Agreement by any act or failure to act on the part of Company or by any act or failure to act on the part of such holder or any trustee or agent for such holder.  Company and Holder hereby agree that the subordination of the Subordinated Indebtedness pursuant to this agreement is for the benefit of the First Lien Secured Parties and the Second Lien Secured Parties, the First Lien Secured Parties and the Second Lien Secured Parties are obligees under this Agreement to the same extent as if their names were written herein as such and, subject to the Intercreditor Agreement, the First Lien Agent or the Second Lien Agent may, on behalf of the applicable Secured Parties, proceed to enforce the subordination provisions herein.

3.                                       This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Senior Indebtedness is rescinded or must otherwise be restored or returned by any holder of Senior Indebtedness upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the Credit Parties (as defined in each Credit Agreement), or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of the Credit Parties (as defined in each Credit Agreement) or any substantial part of the assets of any of them, or otherwise, all as though such payments had not been made.

4.                                       Nothing contained in the subordination provisions set forth above is intended to or will impair, as between Company and Holder, the obligations of Company, which are absolute and unconditional, to pay to Holder the principal of and interest on the Subordinated Indebtedness as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of Holder and other creditors of the Company other than the holders of Senior Indebtedness.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[signatures on following page]

IN WITNESS WHEREOF, Holder has caused this agreement to be executed as of the        day of               , 2008.

HOLDER:

Name:
Title (if applicable)

Holder’s Address:

Street Address

City, State, Zip

ACKNOWLEDGED AND AGREED:

SYS

Name:
Title

5050 Murray Canyon Rd., Ste 200
San Diego, California 92123

EXHIBIT B

FIRST LIEN AMENDMENT